Exhibit 99.1
March 2026 Investor Presentation March 2026 Investor Presentation Cu self storage ®

2 The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties . Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved . Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward - Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC . Forward -looking statements are not guarantees of performance . For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted) . The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC . Safe Harbor Statement Use of Non -GAAP Financial Measures Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company"s expectations will be achieved . Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors " and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC . Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including Net Operating Income [NOi]. Funds From Operations [FFO]. and Funds From Operations, as adjusted [FFO, as adjusted]. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" [or similar captions] in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC . ® CuBE5MART·

Introduction to CubeSmart 3 A high -quality portfolio in an attractive industry with proven returns 1. Period ended December 31, 2025 2. As of December 31, 2025 3. Market value of common equity and book value of debt as of December 31, 2025 4. Annual dividends declared for period ended December 31, 2025 1,287 Properties 1 $11.6B Enterprise Value 3 35% 5- year total shareholder return 1 50% 5- year growth in FFO per share, as adjusted 1 $2.6 B 5- year acquisition volume 1 57% 5- year dividend growth4 1,524 Properties 2 48.4 M Total owned square feet 2 6.6% 5- year same - store NOI CAGR 1 Baa2/ BBB Credit Rating CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns ® CuBE5MART· 3

Why CubeSmart? 4 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high -quality investments creating industry - leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best -in- class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self -storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments ® CuBE5MART·

5 Experienced Management Team Strong track record of creating shareholder value and driving performance Years with 14 CubeSmart Years in 15 Self - Storage Years at publicly - traded REITs 17 Christopher Marr President & Chief Executive Officer Tim Martin Chief Financial Officer Jeffrey Foster Chief Legal Officer Jen Schulte Chief Human Resources Officer Average Management Tenure CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Guy Middlebrooks Executive Vice President, Operations Amy Cross Executive Vice President, IT, Data Science & Marketing CubeSmart: A Co mpe llin g Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Experienced Management Team Strong track record of creating shareholder value and driving performance Christopher Marr President & Tim Martin Chief Financial Chief Executive Officer Officer ® CuBE5MART· Guy Middlebrooks Executive Vice President, Operations Jeffrey Foster Chief Legal Officer Jen Schulte Chief Human Resources Officer Amy Cross Executive Vice President, IT, Data Science & Marketing Average Management Tenure 14 15 17 Years with CubeSmart Years in Self-Storage Years at publicly-traded REITs

6 Strong Corporate Governance Supporting the long -term interests of all shareholders Board Practices ▪ The Board is composed of nine Trustees, including eight independent Trustees ▪ Separate Board Chair & Chief Executive Officer ▪ Regular executive sessions of independent Trustees ▪ Annual Board & Committee self -evaluations ▪ Share ownership guidelines for Executive Officers and Trustees ▪ Anti-hedging and anti -pledging policies ▪ Code of Business Conduct & Ethics for employees and Trustees ▪ Risk oversight by Board and Committees ▪ Wide range of relevant experience and qualifications among Trustees CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance Shareholder Rights ▪ Annual election of Trustees ▪ Annual say -on-pay votes ▪ Single voting class of stock ▪ Shareholder right to call special meeting CubeSmart: A Co mpe llin g Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Strong Corporate Governance Supporting the long-term interests of all shareholders Board Practices The Board is composed of nine Trustees, including eight independent Trustees Separate Board Chair & Chief Executive Officer Regular executive sessions of independent Trustees Annual Board & Committee self-evaluations Share ownership guidelines for Executive Officers and Trustees Anti-hedging and anti-pledging policies Code of Business Conduct & Ethics for employees and Trustees Risk oversight by Board and Committees Wide range of relevant experience and qualifications among Trustees Shareholder Rights Annual election of Trustees Annual say-on-pay votes Sing le voting class of stock Shareholder right to call special meeting ~-----------------------------------------------------------------------------------------------------------------J Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance

A History of Growth Consistent execution on strategic objectives U- Store -It initial public offering 2004 2010 2011 2018 2021 2025 Acquired United Stor - All to establish the third-party management program Acquired 22 -store Storage Deluxe portfolio located primarily in NYC for $560 million Opened 1,000 th CubeSmart location Acquired 59 -store Storage West portfolio in major southwest markets for $1.7 billion Acquired remaining 80% interest in 28-store HVP IV joint venture for $452.8 million 2006 2011 2012 2020 2024 Arrival of current management team Rebranded the company as CubeSmart Issued debut investment - grade unsecured senior notes Launched fully online rental platform, SmartRental Acquired 85% interest in 14 -store portfolio in Dallas for $157.3 million 7 CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance A History of Growth Consistent execution on strategic objectives --------------------- --------------------- --------------------- --------------------- --------------------- --------------------- U•STORE•IT ®CUBE5MART ~i(IJiL!BI I ~ Storage West HEITMA fv1a~mertf Acquired 22-store Acquired 59-store Acquired remaining U-Store-lt Acquired United Stor- Storage Deluxe Storage West portfolio 80% interest in initial public All to establish the portfolio located Opened 1,000th in major southwest 28-store HVP IV offering third-party primarily in NYC for CubeSmart markets for $1 .7 joint venture for management program $560 million location billion $452.8 million 2004 2010 2011 2018 2021 2025 2024 Arrival of current Rebranded the Issued debut Launched fully online Acquired 85% management company as investment-grade rental platform, interest in 14-store team CubeSmart unsecured senior SmartRental portfolio in Dallas !WELCOM§ notes for $157.3 million p~~ [f] 8 @ CuBESNwrr· Hines ~--------------------- ~--------------------- ~--------------------- ~--------------------- ~--------------------- ® CuBE5MART· 7

Quality -Driven Value Creation Strategy 8 Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best -in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment - grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long -term growth CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Quality-Driven Value Creation Strategy Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth ® CuBE5MART·

Attractive Industry Dynamics 9 Strong sector fundamentals generate outsized long -term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles Increasing Utilization Newly identified sources of demand have increased utilization and product awareness High Margins Low expense load & cap -ex requirements drive more cash flow to the bottom line Short -Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions 102% 692% 0% 100% 200% 300% 400% 500% 600% 700% 800% 10-Year 15-Year Self - Storage REIT Average Return vs RMZ 1 Storage REITs RMZ Index 1. Period ended December 31, 2025 2. Storage REIT straight average total return for CUBE, PSA, EXR & NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Source: S&P Global Capital IQ 3. Storage REIT straight average total return for CUBE, PSA & EXR 2 3 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Attractive Industry Dynamics Strong sector fundamentals generate outsized long-term returns 800% 700% 600% 500% 400% 300% 200% 100% 0% ® CuBE5MART· Self-Storage REIT Average Return vs RMZ1 692% 102% 10-Year 2 15-Year 3 ■ Storage REITs ■ RMZ Index

Industry Backdrop 10 Current industry backdrop sets the stage for long -term future growth Fragmentation Fragmented ownership creates further opportunity for external growth and consolidation New Supply Development headwinds are reducinig new deliveries, creating a tailwind for operational performance Long -Term Cash Flow Stability Proven track record of cash flow growth across cycles Housing Market 30- year low existing home sales are a current headwind to the seasonal segment of demand, but represents pent -up demand when trends normalize CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | I Built for Growth Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Pt· ormance Industry Backdrop Current industry backdrop sets the stage for long-term future growth Fragmentation Fragmented ownership creates further opportunity for external growth and consolidation New Supply Development headwinds are reducinig new deliveries, creating a tailwind for operational performance Long-Term Cash Flow Stability Proven track record of cash flow growth across cycles Housing Market ® CuBE5MART· 30-year low existing home sales are a current headwind to the seasonal segment of demand , but represents pent-up demand when trends normalize

Diversified Portfolio in Quality Markets 11 National platform focused in core markets drives long -term value Owned NOI from top-40 MSAs 1 States with Managed Stores Only States with Owned Stores 91% 196 Markets 41 States (& Washington DC) National Scale Exposure to secondary and tertiary markets through third -party management and joint ventures further diversifies the portfolio and leverages the operating platform Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. For the three months ended December 31, 2025 2. Map reflects portfolio as of December 31, 2025 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Diversified Portfolio in Quality Markets National platform focused in core markets drives long-term value ■ States with Owned Stores ■ States with Managed Stores Only ® CuBE5MART· Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics 91% Owned NOi from o top-40 MSAs 1 National Scale Exposure to secondary and tertiary markets through third-party management and joint ventures further diversifies the portfolio and leverages the operating platform 196 Markets 41 States [& Washington DC] 11

Industry - Leading Demographics Generate Long -Term Value 12 Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated March 20, 2025 2. Total owned portfolio NOI for the three months ended December 31, 2025, market ranking by population per US Census Bureau 0 50 100 150 200 CUBE PSA EXR NSA Avg 3 -Mile Population Density (000’s) 1 65 75 85 95 105 CUBE PSA EXR NSA Avg 3 -Mile Median Household Income (000’s) 1 41% 80% 91% 0% 25% 50% 75% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Owned Store NOI Strong Demographics 2 A strategic focus on submarkets with attractive demographics for stable, long -term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | I Built for Growth Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Industry-Leading Demographics Generate Long-Term Value Quality market focus creates a strong demand backdrop and cash flow stability Strong Demographics A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle % of Owned Store NOl 2 100% 80% 75% 50% 41% 25% 0% 91% Top 5 Markets Top 25 Markets Top 40 Markets 200 150 100 50 0 Avg 3-Mile Population Density (000's) 1 CUBE PSA EXR NSA 105 95 85 75 65 Avg 3-Mile Median Household Income (000's) 1 CUBE PSA EXR NSA 12

New York City Market Leader 13 Competitive advantage in the largest market is a key component of our long -term strategy Lowest Supplied Market Supply across the three key outer boroughs is 2.6 SF per capita 2 , the lowest nationally and less than half the national average of 7.8 SF per capita 3 .. Supply pipeline is waning due to recent legislative changes removing self -storage eligibility for the ICAP tax incentive program Best -In Class Portfolio Our NYC stores make up the largest portfolio of purpose - built, Class -A properties in the outer boroughs that create vibrant billboards for our brand Unique Submarkets Each borough features a robust local economy with its own unique, stable demand drivers Portfolio Composition 1 1. Total portfolio NOI for the three months ended December 31, 2025 2. Source: CubeSmart internal market research All Other Markets 3. Source: 2025 Self-Storage Almanac Brooklyn Queens Bronx Manhattan Staten Island Owned Managed CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | I Built for Growth Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance New York City Market Leader Competitive advantage in the largest market is a key component of our long-term strategy Best-In Class Portfolio Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand Portfolio Composition1 All Other Markets ® CuBE5MART· Unique Submarkets Each borough features a robust local economy with its own unique, stable demand drivers Lowest Supplied Market Supply across the three key outer boroughs is 2.6 SF per capita2, the lowest nationally and less than half the national average of 7.8 SF per ca pita3. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program Manhattan r ..., .... Brooklyn Staten Island • e Owned e Managed • 13

Sophisticated Operating Platform Drives Efficiencies 14 Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully -integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting -edge strategies Dynamic Pricing Maximize revenue through real -time pricing decisions that balance occupancy and rate Service -Oriented Model Provide award -winning customer service to meet the many needs of our customers across all touchpoints, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | I Built for Growth I Operations that Drive Performance Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Sophisticated Operating Platform Drives Efficiencies Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully-integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting-edge strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that balance occupancy and rate Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers across all touch points, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies ® CuBE5MART·

Cloud -based Data Warehouse Utilize customer data to further optimize operations Proprietary HIVE Point of Sale System Flexible platform to manage customer interactions across all channels Optimization Throughout the Customer Journey 15 Thoughtful enhancements across all touchpoints for a fully integrated experience Reservation Rental Existing Customer Paid Search Bid on ~2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice AI Generative Search Optimize web presence to be a trusted source across platforms Website Interact with 9 million visitors annually 1 Sales Center Receive 935k calls annually 1 RateSmart Leverage demand & elasticity trends to generate optimal pricing SmartRental ~40% of customers rent through SmartRental In- Store Teammates Provide high -level service for customers looking for an in -person experience CAM Video Agents Providing personal interaction even in a remote environment CubeSmart Mobile App Enhanced customer interaction Rate Increases Enhance revenue through optimized rate increases Digital Access Systems Smartphone gate access improves experience Research 1. Data for full year ended December 31, 2025 CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | I Built for Growth I Operations that Drive Performance Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Optimization Throughout the Customer Journey Thoughtful enhancements across all touch points for a fully integrated experience ---------------------------------------- Research Paid Search Bid on -2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice A Al Generative Search V Optimize web presence to be a trusted source across platforms Reservation e Website Interact with 9 million visitors annually1 e Sales Center Receive 935k calls annually1 RateSmart Leverage demand & elasticity trends to generate optimal pricing Rental SmartRental -40% of customers rent through SmartRental In-Store Teammates Provide high-level service for customers looking for . . an in-person experience CAM Video Agents Providing personal interaction even in a remote environment Existing Customer CubeSmart Mobile App Enhanced customer interaction Rate Increases Enhance revenue through optimized rate increases Digital Access Systems Smartphone gate access . . improves experience ---------------------------------------- Proprietary HIVE Point of Sale System Flexible platform to manage customer interactions across all channels Cloud-based Data Warehouse Utilize customer data to further optimize operations 15

3.1% 4.2% 3.5% 1.2% 2.5% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2025 3-Year Expense Growth Expense Growth since 2020 Average Same - Store Expense Growth 1 Sector Average CUBE +190 bps better +170 bps better +60 bps better 16 1. One- and three-year average annual same-store expense growth as reported for years ended December 31, 2025, 2024, 2023. Sector average comprised of EXR, PSA and NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sector -leading expense control against an inflationary backdrop Focus on Efficient Operations CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Focus on Efficient Operations Sector-leading expense control against an inflationary backdrop 6.0% Average Same-Store Expense Growth1 5.0% 190 bps better 170 bps better 60 bps better 4.0% 3.5% 3.1% 3.0% 2.0% 1.2% 1.0% 0.0% 2025 3-Year Expense Growth Expense Growth since 2020 Sector Average ■ CUBE 16

Multi- Faceted External Growth Strategy Creates Long -Term Value 17 Building our portfolio through strategic investment and growth Development & Lease -Up Build and acquire purpose - built properties in top markets to generate elevated growth over the long term Third -Party Management Drive mutually -beneficial value creation by building additional scale and cash flow from our platform High -Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Value -Add Joint Ventures Generate outsized returns , reduce risk and enhance further diversification through acquisitions with partners CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Multi-Faceted External Growth Strategy Creates Long-Term Value Building our portfolio through strategic investment and growth High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term ® CuBE5MART· Value-Add Joint Ventures Generate outsizedreturns, reduce risk and enhance further diversification through acquisitions with partners Third-Party Management Drive mutually-beneficial value creation by building additional scale and cash flow from our platform 17

Robust Portfolio Growth 18 Strategically increasing the size of the platform Increase in stores on the platform since 2010 231% Customers across the portfolio, a 597k increase from 2010 789k 0 200 400 600 800 1000 1200 1400 1600 1800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Wholly-Owned Joint Venture Managed 1,524 460 Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 1. As of December 31, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Robust Portfolio Growth Strategically increasing the size of the platform 1800 1600 1400 1200 1000 800 600 400 200 0 1,524 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 20251 ■ Wholly-Owned ■ Joint Venture Managed Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 231% I n crease i n stores on the platform since 2010 789k Customers across the portfolio, a 597k increase from 2010 18

$6.2B Consolidated acquisitions since 2010 $2.1B Acquisitions from third -party management 1 82% Acquisitions in top-25 MSAs 1 Accretive Acquisitions Create Long -Term Value 19 Disciplined investment strategy to prudently build our portfolio Strong Demographics Focus on submarkets with attractive demographics and strong long -term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value -Add Placing new properties on the CubeSmart platform generates multi - year yield expansion Strategic Lease -up Opportunities Acquire properties in lease -up to generate elevated returns 1. Since 2010, as of December 31, 2025 CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | I Built for Growth I Operations that Drive Performance I Targeted Investments Targeted Investments | Strong Fundamentals, Consistent Performance I Strong Fundamentals, Consistent Performance Accretive Acquisitions Create Long-Term Value Disciplined investment strategy to prudently build our portfolio $6.2B Consolidated acquisitions since 2010 $2.lB Acquisitions from th i rd - pa rty management 1 82% Acquisitions in top-25 MSAs 1 ® CuBE5MART· Strong Demographics Focus on submarkets with attractive demographics and strong long-term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansion Strategic Lease-up Opportunities Acquire properties in lease-up to generate elevated returns :--- -_,.. . aL h'RJ --

Strategic Joint Ventures Complement our Growth Strategy 20 Opportunistic investment with partners adds value to our portfolio strategy $900M Acquired in joint ventures 1 47 Properties in existing ventures 1 46 Properties acquired from JVs upon exit Strong Returns Fee revenue and promoted interests increase our return profile for transactions Investment Diversification Further diversify cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees Acquisition Opportunities Build a network of partners to share industry insights and trends 1. Unconsolidated joint ventures as of December 31, 2025. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction. CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | I Built for Growth I Operations that Drive Performance I Targeted Investments Targeted Investments | Strong Fundamentals, Consistent Performance I Strong Fundamentals, Consistent Performance Strategic Joint Ventures Complement our Growth Strateg~ Opportunistic investment with partners adds value to our portfolio strategy $900M Acquired in joint ventures 1 47 Prop e rt i es i n existing ventures 1 46 Properties acquired from JVs upon exit ® CuBE5MART· Strong Returns Fee revenue and promoted interests increase our return profile for transactions Investment Diversification Further diversify cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees Acquisition Opportunities Build a network of partners to share industry insights and trends

Targeted Development Creates Long -Term Value 21 Enhancing our portfolio in select markets with flagship properties Partner with Local Developers Work with developers that have local market expertise and can source high -quality sites Focus on Top Markets Target projects in irreplicable infill locations that generate attractive long -term risk - adjusted returns Operational Expertise Leverage CubeSmart’s operating platform to optimally design and efficiently lease up new stores Refresh Portfolio Enhance the quality of our existing portfolio through purpose - built, trophy assets that showcase our brand $764M New development delivered 1 $19M Projects in the pipeline 2 100% Development in top-10 MSAs 1. Development deliveries as of December 31, 2025 (does not include C/O acquisitions) 2. As of December 31, 2025 CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | I Built for Growth I Operations that Drive Performance I Targeted Investments Targeted Investments | Strong Fundamentals, Consistent Performance I Strong Fundamentals, Consistent Performance Targeted Development Creates Long-Term Value Enhancing our portfolio in select markets with flagship properties $764M New development delivered 1 $19M Projects in the pipeline2 100% Development in top-10 MSAs ® CuBE5MART· Partner with Local Developers Work with developers that have local market expertise and can source high-quality sites Focus on Top Markets Target projects in irreplicable infill locations that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart' s operating platform to optimally design and efficiently lease up new stores Refresh Portfolio Enhance the quality of our existing portfolio through purpose-built, trophy assets that showcase our brand

Third Party Management Generates Additional Growth 22 Mutually beneficial relationships create long -term value for our shareholders 862 Properties 1 $40M Management fee revenue 2 265+ Relationships Enhanced Profitability Creates additional revenue streams through management, tenant insurance, and other fees Additional Scale Expands our national footprint and brand, increasing operational efficiencies Acquisition Pipeline Opportunity for relationship -driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Industry Relationships Build a network of industry partners to share insights and trends 1. As of December 31, 2025 2. For the year ended December 31, 2025 CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | I Built for Growth I Operations that Drive Performance I Targeted Investments Targeted Investments | Strong Fundamentals, Consistent Performance I Strong Fundamentals, Consistent Performance Third Party Management Generates Additional Growth Mutually beneficial relationships create long-term value for our shareholders 862 Properties 1 $40M Management fee revenue2 265+ Relationships ® CuBE5MART· Enhanced Profitability Creates additional revenue streams through management, tenant insurance, and other fees Additional Scale Expands our national footprint and brand, increasing operational efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Industry Relationships Build a network of industry partners to share insights and trends

Disciplined Balance Sheet Strategy 23 Ensuring stability while funding growth 340,896 378,800 550,000 404,300 350,000 450,000 500,000 450,000 - 200,000 400,000 600,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Debt Maturity Schedule 1 (000’s) Secured Debt Unsecured Debt Unsecured Revolving Credit Facility 4.8x Net Debt/ EBITDA 1 6.5x Fixed Charge Coverage Ratio 1 $850.0 M Revolving Line of Credit 1 4.3 years Weighted Average Maturity1 88.9% % Fixed Rate Debt 1 3.38% Weighted Average Interest Rate 1 Capital raised over the last five years $3.2B Investment - grade balance sheet, with well -staggered maturities and conservative leverage levels, provides access to a full range of attractively -priced capital sources to fund our growth BBB/Baa2 $11.6B Enterprise Value 1 29.3% Total Debt/ Enterprise Value 1 S&P/Moody’s Investment - grade credit rating CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. As of December 31, 2025 1 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Disciplined Balance Sheet Strategy Ensuring stability while funding growth 29.8% Total Debt/ Enterprise Value 1 6.5x Fixed Charge Coverage Ratio 1 $850.0M Revolving Line of Credit 1 4.8years Weighted Average Maturity1 Debt Maturity Schedule1 (OOO's} 600,000 400,000 200,000 2026 2027 550 ,000 2028 2029 2030 2031 2032 8.88% Weighted Average Interest Rate 1 450,000 2033 2034 2035 ■ Secured Debt ■ Unsecured Debt ■ Unsecured Revolving Credit Facility Investment-grade balance sheet, with well-staggered maturities and conservative leverage levels, provides access to a full range of attractively-priced capital sources to fund our growth BBB/Baa2 S&P/Moody's Investment-grade credit rating $3.2B Capital raised over the last five years 1 23

2025 Financial Highlights 24 (0.5)% Same - Store Revenue Growth 1.2% Same - Store Expense Growth (1.1)% Same - Store NOI Growth Full -Year Outlook 2 (0.25%) to 1.25% Same -store revenue growth 3.25% to 4.75% Same -store expense growth (1.75%) to 0.25% Same -store NOI growth $2.52 to $2.60 FFO, as adjusted, per share ▪ Acquired the remaining 80% interest in the HVP IV unconsolidated joint venture for $452.8M, including $44.4M to repay the Company’s portion of the venture’s indebtedness ▪ Acquired two properties, one in FL and one in AZ for an aggregate purchase price of $49.0 million ▪ Opened one joint venture development property in New York for $18.1M. One joint venture development property remains under construction as of December 31st, with a total anticipated investment of $19.0M ▪ Added 136 stores to the third -party management platform, with 862 stores under management as of December 31 st ▪ Increased the quarterly dividend to $0.53 for the period ending December 31, 2025 marking the 16 th consecutive annual increase ▪ On August 20 th issued $450.0 million senior unsecured notes with an interest rate of 5.125% due in 2035 2025 Highlights $501.8M Acquisitions 136 Stores added to the management platform $2.58 FFO per Share, as Adjusted 1. For the year ended December 31, 2025 2. 2026 outlook last updated as of our earnings release dated February 26, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 2025 Results 1 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance 2025 Financial Highlights 2025 Results1- (0.5)% Same-Store Revenue Growth 1.2% Same-Store Expense Growth (1.1)% Same-Store NOi Growth $501.SM Acquisitions 186 Stores added to the management platform $2.58 FFO per Share, as Adjusted 2025 Highlights Acquired the remaining 80% interest in the HVP IV unconsolidated joint venture for $452.8M, including $44.4M to repay the Company's portion of the venture ·s indebtedness Acquired two properties, one in FL and one in AZ for an aggregate purchase price of $49.0 million Opened one joint venture development property in New York for $18.1 M. One joint venture development property remains under construction as of December 31 st• with a total anticipated investment of $19.0M Added 136 stores to the third-party management platform. with 862 stores under management as of December 31 st Increased the quarterly dividend to $0.53 for the period ending December 31, 2025 marking the 16th consecutive annual increase On August 20th issued $450.0 million senior unsecured notes with an interest rate of 5.125% due in 2035 ~----------------------------------~ Full-Year Outlook2 (0.25%) to 1.25% Same-store revenue growth 3.25% to 4.75% Same-store expense growth (1. 75%) to 0.25% Same-store NOi growth $2.52 to $2.60 FFO, as adjusted, per share 24

Same - Store Operational Update 25 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Occupancy 1 2025 2026 0 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Rentals 1 2025 2026 - 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Vacates 1 2025 2026 89.0% -40 bps YOY 1. Results for the 2026 same-store pool 2. Month-to-date results through February 26, 2026 compared to month-to-date results through February 26, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Year-to-date performance through February 26 th 2026 2 2 2 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Same-Store Operational Update Year-to-date performance through February 26th 2026 25,000 20,000 15,000 10,000 5,000 0 Same-Store Rentals1 Jan Feb2 Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2025 ■ 2026 25,000 20,000 15,000 10,000 5,000 Same-Store Vacates1 Jan Feb2 Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2025 ■ 2026 Same-Store Occupancy1 93.0% 92.0% 91.0% 90.0% 89.0% ----- 89.0% -40 bps YOY 88.0% Jan Feb 2 Mar Apr May Jun Jul Aug Sep Oct Nov Dec -2025 - 2026 25

Consistent Earnings Outperformance 26 FFO per share growth above the sector average over the past three years Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector -leading same -store expense control, 190 bps lower than the peer average 2 Disciplined Capital Allocation Creative capital deployment focused on long -term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle -1.9% -1.9% 0.7% -1.9% -2.7% -1.8% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% One-Year Two-Year Three-Year FFO, as adjusted, Per Share Growth vs Sector Average 1 2023-2025 CUBE Sector Average 1. Represents average annual FFO, as adjusted, per share growth for the one-, two-, and three-year periods ended December 31, 2025. Sector is comprised of EXR, PSA, and NSA. 2. Three-year average for the years ending December 31, 2025, 2024 and 2023. Sector average comprised of EXR, PSA and NSA. CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Strong Fundamentals, Consistent Performance Consistent Earnings Outperformance FFO per share growth above the sector average over the past three years 1.0% 0.5% 0.0% -0.5% -1 .0% -1 .5% -2.0% -2.5% -3.0% FFO, as adjusted, Per Share Growth vs Sector Average1 2023-2025 -1.9% -1.9% One-Year -2.7% Two-Year ■ CUBE ■ Sector Average -1.8% Three-Year Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector-leading same-store expense control, 190 bps lower than the peer average2 Disciplined Capital Allocation Creative capital deployment focused on long-term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle 26

Long -Term Cash Flow Growth 27 A consistent history of sharing our growth with our shareholders $- $0.50 $1.00 $1.50 $2.00 $2.50 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Annual Dividend per Share +203% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 FFO, as adjusted, per share +106% CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sixteen consecutive years of dividend increases, the longest active streak among storage REITs CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Long-Term Cash Flow Growth A consistent history of sharing our growth with our shareholders FFO, as adjusted, per share Annual Dividend per Share $3.00 +106% $2.50 +203% $2.50 $2.00 $2.00 $1.50 $1.50 $1.00 $1 .00 $0.50 $0.50 $0.00 $- 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Sixteen consecutive years of dividend increases, the longest active streak among storage REITs 27

Why CubeSmart? 28 A company built to perform throughout all phases of the cycle Attractive Industry Well- diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high - quality investments creating industry - leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best -in- class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self -storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong ind us try fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments ® CuBE5MART·